Supplement dated December 12, 2013 to the Legacy and Pinnacle II

Variable Universal Life Insurance Prospectuses dated May 1, 2013

Issued by Columbus Life Insurance Company through its Separate Account 1

This supplement to the prospectuses identified above describes changes to Sub-Account Investment Options available through your variable life insurance policy.  Please retain this supplement for future reference.

Touchstone Fund Merger

Touchstone Variable Series Trust has announced that it intends to merge the Touchstone VST Enhanced ETF Fund into the Touchstone VST Aggressive ETF Fund on December 13, 2013.  This merger is subject to shareholder approval.  If the merger occurs, we will support it by replacing the Touchstone VST Enhanced ETF Fund Sub-Account Investment Option with the Touchstone VST Aggressive ETF Fund Sub-Account Investment Option in your variable life insurance policy:

Existing Sub-Account Investment Option	Replacement Sub-Account Investment Option
Touchstone VST Enhanced ETF Fund →	Touchstone VST Aggressive ETF Fund

Any Account Value you have in the Existing Sub-Account Investment Option at the end of the Business Day on December 13, 2013 (or other date the merger may occur) will be transferred to the Replacement Sub-Account Investment Option.  You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

If you are currently invested in both the Existing Sub-Account Investment Option and the Replacement Sub-Account Investment Option, you may be over allocated to the Replacement Sub-Account Investment Option after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Sub-Account Investment Option will be redirected to the Replacement Sub-Account Investment Option.  You can provide different directions for your future premiums or automated program allocations by contacting us or your financial representative.

You can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.

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